Initial Public Offering	6 Months Ended	11 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Equity [Abstract]
Initial Public Offering	Initial Public Offering On July 28, 2020, the Company consummated its Initial Public Offering of 41,400,000 Units, including the 5,400,000 Units as a result of the underwriters’ full exercise of its over-allotment option, at $10.00 per Unit, generating gross proceeds of $414.0 million, and incurring offering costs of approximately $23.4 million, inclusive of approximately $14.5 million in deferred underwriting commissions. Each Unit consists of one share of Class A ordinary share, and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary shares at a price of $11.50 per share, subject to adjustment (see Note 6).	INITIAL PUBLIC OFFERING
On July 28, 2020, the Company consummated its Initial Public Offering of 41,400,000 Units, including the 5,400,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $414.0 million, and incurring offering costs of approximately $23.4 million, inclusive of approximately $14.5 million in deferred underwriting commissions.
Each Unit consists of one Class A ordinary share, and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary shares at a price of $11.50 per share, subject to adjustment (see Note 7).